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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported December 29, 2004)


                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2004, providing for the issuance of
                      Nomura Asset Acceptance Corporation,
                    Alternative Loan Trust Series 2004-AR4,
                      Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                 333-109614                                   35-3672336
-------------------------------               ------------------------                   ---------------------------
 (STATE OR OTHER JURISDICTION                      (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                                                     10281
-------------------------------                                                          ---------------------------
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.
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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Description of the Certificates and the Mortgage Pool

          On December 29, 2004, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AR4, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation as the servicer (the "Servicer"), and JPMorgan Chase Bank, N.A. as trustee (the "Trustee") and as custodian (the "Custodian"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A-1 Certificates", "Class I-A-2 Certificates", "Class II-A-1 Certificates", "Class II-A-2 Certificates", "Class II-A-3 Certificates", "Class II-A-4 Certificates", "Class II-A-5 Certificates", "Class II-A-6 Certificates", "Class III-A-1 Certificates", "Class III-A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class X Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $434,171,602.39 as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 29, 2004, between Seller and Depositor (the "Mortgage Loan Purchase Agreement"). The Class I-A-1 Certificates, Class I-A-2 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates, Class II-A-6 Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates,

Class M-4 Certificates and Class M-5 Certificates were sold by the Depositor pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and Nomura Securities International, Inc., and the Terms Agreement, dated December 22, 2004 (collectively, the "Underwriting Agreement").

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                      INITIAL CERTIFICATE              PASS-THROUGH
 CLASS               PRINCIPAL BALANCE(1)                  RATE
---------------------------------------------------------------------------
 I-A-1                    $38,702,000                    Variable
 I-A-2                    $4,301,000                     Variable
 II-A-1                   $33,294,000                    Variable
 II-A-2                   $41,855,000                    Variable
 II-A-3                   $33,864,000                    Variable
 II-A-4                   $23,781,000                    Variable
 II-A-5                   $14,755,000                    Variable
 II-A-6                   $71,000,000                    Variable
III-A-1                  $116,281,000                    Variable
III-A-2                   $12,920,000                    Variable
  M-1                     $23,011,000                    Variable
  M-2                     $6,730,000                     Variable
  M-3                     $5,644,000                     Variable
  M-4                     $1,520,000                     Variable
  M-5                     $3,473,408                     Variable
===========================================================================

(1)  Approximate.

          The Certificates, other than the Class X, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 22, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits


----------------------- --------------------------------------------------------
     Exhibit No.                                 Description
----------------------- --------------------------------------------------------
         4.1                        Pooling and Servicing Agreement, dated
                                    as of December 1, 2004, by and among
                                    Nomura Asset Acceptance Corporation, as
                                    Depositor, Nomura Credit & Capital,
                                    Inc., as Seller, GMAC Mortgage
                                    Corporation, as Servicer and JPMorgan
                                    Chase Bank, N.A., as Trustee and
                                    Custodian relating to the Series
                                    2004-AR4 Certificates.
----------------------- --------------------------------------------------------

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 10, 2005

                                           NOMURA ASSET ACCEPTANCE CORPORATION


                                           By:/s/ Matthew Bromberg
                                              ---------------------------------
                                           Name:  Matthew Bromberg
                                           Title: Secretary

                                Index to Exhibits

                                                                   Sequentially
Exhibit No.                  Description                           Numbered Page
-----------                  -----------                           -------------
    4.1           Pooling and Servicing Agreement, dated                 7
                  as of December 1, 2004, by and among
                  Nomura Asset Acceptance Corporation, as
                  Depositor, Nomura Credit & Capital,
                  Inc., as Seller, GMAC Mortgage
                  Corporation, as Servicer and JPMorgan
                  Chase Bank, N.A., as Trustee and
                  Custodian relating to the Series
                  2004-AR4 Certificates.